                                                                  EXHIBIT 10.20

                             JUNIOR PROMISSORY NOTE


$14,750,000                                                         May 7, 1996

         For value received, ARCLP-CHARLOTTE, LLC, a Tennessee limited liability company, and AMERICAN RETIREMENT COMMUNITIES, L.P., a Tennessee limited partnership (individually and collectively, "BORROWER"), jointly and severally promise and agree to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER"), in lawful money of the United States of America, the principal sum of $14,750,000 or so much thereof as may be advanced and remain outstanding under this Note and the Loan Agreement of even date herewith between Borrower and Lender (as from time to time amended, modified or supplemented, the "LOAN AGREEMENT"), with interest on the unpaid principal sum owing hereunder at the rate or rates or in the amounts designated for this Note and computed in accordance with the Loan Agreement, together with other amounts due Lender under the Loan Agreement, all payable in the manner and at the time or times provided in the Loan Agreement. Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Loan Agreement.

         This Note is the Junior Note as identified and defined in the Loan Agreement. This Note is executed and delivered in conjunction with Borrower's execution and delivery of the Senior Promissory Note of even date herewith, in the stated principal amount of $37,000,000 bearing interest and being payable to the order of Lender as provided therein and in the Loan Agreement (the "SENIOR NOTE").

         If not sooner due and payable in accordance with the Loan Agreement, Borrower shall pay to Lender all amounts due and unpaid under the Loan Agreement on April 30, 2003, or on any earlier Maturity Date as set forth in the Loan Agreement. Unless otherwise specified in writing by Lender, all payments hereunder shall be paid to Lender at GECC Commercial Real Estate, GECC/CRE Depository, P.O. Box 910361, Dallas, Texas 75391-0361. Lender reserves the right to require any payment on this Note, whether such payment is a regular installment, prepayment or final payment, to be by wired federal funds or other immediately available funds.

         Borrower, co-makers, sureties, endorsers and guarantors, and each of them, expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith; such parties are and shall be jointly, severally, directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

         This Note evidences advances made, interest due and all amounts otherwise owed to Lender under the Loan Agreement. This Note is executed in conjunction with the Loan Agreement and is secured by the liens and security interests created under the Loan Documents (including those arising under the Junior Mortgage). Reference is made to the Loan Agreement for provisions relating to repayment of the indebtedness evidenced by this Note, including mandatory repayment, acceleration following default, late charges, default rate of interest, limitations on interest, restrictions on prepayment, and participation interest (if any).

         Borrower's liability hereunder is subject to the limitation on liability provisions of Article 12 of the Loan Agreement. This Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America.

         Executed as of the date first written above.

                     ARCLP - CHARLOTTE, LLC,
                     a Tennessee limited liability company

                     By: /s/ H. Todd Kaestner
                        -----------------------------------------------
                           H. Todd Kaestner
                           Executive Vice President-Corporate Development

                     AMERICAN RETIREMENT COMMUNITIES, L.P.,
                     a Tennessee limited partnership


                     By:   American Retirement Communities, LLC,
                           a Tennessee limited liability company, its
                           sole general partner


                           By: /s/ H. Todd Kaestner
                              ------------------------------------------
                                 H. Todd Kaestner
                                 Executive Vice President-
                                 Corporate Development


FLORIDA DOCUMENTARY STAMP TAXES DUE ON THE INDEBTEDNESS EVIDENCED HEREBY HAVE BEEN PAID UPON RECORDATION OF THE JUNIOR MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING OF EVEN DATE HEREWITH, RECORDED IN THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, ON OR ABOUT THE DATE HEREOF.

                                                                  EXHIBIT 10.21


                             SENIOR PROMISSORY NOTE


$37,000,000                                                         May 7, 1996

         For value received, ARCLP-CHARLOTTE, LLC, a Tennessee limited liability company, and AMERICAN RETIREMENT COMMUNITIES, L.P., a Tennessee limited partnership (individually and collectively, "Borrower"), jointly and severally promise and agree to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), in lawful money of the United States of America, the principal sum of $37,000,000 or so much thereof as shall be advanced and remain outstanding under this Note and the Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement"), with interest on the unpaid principal sum owing hereunder at the rate or rates or in the amounts designated for this Note and computed in accordance with the Loan Agreement, together with other amounts due Lender under the Loan Agreement, all payable in the manner and at the time or times provided in the Loan Agreement. Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Loan Agreement.

         This Note is the Senior Note as identified and defined in the Loan Agreement. This Note is executed and delivered in conjunction with Borrower's execution and delivery of the Junior Promissory Note of even date herewith, in the stated principal amount of $14,750,000, bearing interest and being payable to the order of Lender as provided therein and in the Loan Agreement (the "Junior Note").

         If not sooner due and payable in accordance with the Loan Agreement, Borrower shall pay to Lender all amounts due and unpaid under the Loan Agreement on April 30, 2003, or on any earlier Maturity Date as set forth in the Loan Agreement. Unless otherwise specified in writing by Lender, all payments hereunder shall be paid to Lender at GECC Commercial Real Estate, GECC/CRE Depository, P.O. Box 910361, Dallas, Texas 75391-0361. Lender reserves the right to require any payment on this Note, whether such payment is a regular installment, prepayment or final payment, to be by wired federal funds or other immediately available funds.

         Borrower, co-makers, sureties, endorsers and guarantors, and each of them, expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith; such parties are and shall be jointly, severally, directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

         This Note evidences advances made, interest due and all amounts otherwise owed to Lender under the Loan Agreement. This Note is executed in conjunction with the Loan Agreement and is secured by liens and security interests created under the Loan Documents (including those arising under the Senior Mortgage). Reference is made to the Loan Agreement for provisions relating to repayment of the indebtedness evidenced by this Note, including mandatory repayment, acceleration following default, late charges, default rate of interest, limitations on interest, restrictions on prepayment, and participation interest (if any).

         Borrower's liability hereunder is subject to the limitation on liability provisions of Article 12 of the Loan Agreement. This Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America.

         Executed as of the date first written above.

                            ARCLP - CHARLOTTE, LLC,
                            a Tennessee limited liability company


                            By: /s/ H. Todd Kaestner
                               ------------------------------------------------
                                 H. Todd Kaestner
                                 Executive Vice President-Corporate Development


                            AMERICAN RETIREMENT COMMUNITIES, L.P.,
                            a Tennessee limited partnership


                            By:      American Retirement Communities, LLC,
                                     a Tennessee limited liability company, its
                                     sole general partner


                                      By: /s/ H. Todd Kaestner
                                          -------------------------------------
                                             H. Todd Kaestner
                                             Executive Vice President-
                                             Corporate Development



FLORIDA DOCUMENTARY STAMP TAXES DUE ON THE INDEBTEDNESS EVIDENCED HEREBY HAVE BEEN PAID UPON RECORDATION OF THE SENIOR MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING OF EVEN DATE HEREWITH, RECORDED IN THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, ON OR ABOUT THE DATE HEREOF.